SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.        )

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

(Name of Registrant as Specified In Its Charter)

THE INEFFICIENT-MARKET FUND INC.

(Name of Person(s) Filing Proxy Statement)

Robert M. Nelson

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                      THE INEFFICIENT-MARKET FUND, INC.

                            388 GREENWICH STREET

                          NEW YORK, NEW YORK 10013

                 - - - - - - - - - - - - - - - - - - - - - -

                NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON APRIL 18, 1997

                 - - - - - - - - - - - - - - - - - - - - - -


To the Stockholders of The Inefficient-Market Fund, Inc.:

         The Annual Meeting of Stockholders (the "Meeting") of The Inefficient-Market Fund, Inc. (the "Fund") will be held at the Fund's offices, on April 18, 1997, at 2:00 P.M. for the following purposes:

         (1) To elect to the Board one class of directors consisting of three directors;

         (2) To ratify the selection of KPMG Peat Marwick LLP to serve as independent auditors for the Fund;

         (3) To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

         (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company;

         (b) Approving the Fund's Amended and Restated Articles of Incorporation to:

             1. Reflect the Fund's status as an open-end investment company;

             2. Change the Fund's name to "Smith Barney Disciplined Small Cap
                Fund, Inc."; and

             3. Enable the Fund to establish multiple classes of shares to facilitate the offer and sale of Fund shares in a manner consistent with other Smith Barney mutual funds;

         (4) If Proposal No.3 is approved, to approve a change to the Fund's investment restrictions to add one restriction relating to the Fund's diversification status;

         (5) If Proposal No.3 is approved, to approve an amended Investment Advisory Agreement;

         (6) If Proposal No.3 is approved, to approve the adoption of a distribution plan pursuant to Rule 12b-1; and

         (7) To transact such other business as may properly come before the Meeting or adjournment thereof.

         The stock transfer books will not be closed, but in lieu thereof the Board of Directors has fixed the close of business on February 10, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

                                  By Order of the Board of Directors

                                  Christina T. Sydor, Secretary

New York, New York

Dated:  March 28, 1997

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                          PRELIMINARY COPY

                  THE INEFFICIENT-MARKET FUND, INC.

                         388 GREENWICH STREET

                       NEW YORK, NEW YORK 10013

             - - - - - - - - - - - - - - - - - - - - - -

                           PROXY STATEMENT

                FOR THE ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON APRIL 18, 1997



                             INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Inefficient-Market Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at 388 Greenwich Street, 26th Floor, New York, New York 10013 on April 18, 1997 at 2:00 P.M. (New York time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

         The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund, Smith Barney Inc. ("Smith Barney"), the Fund's distributor; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph or mail. Smith Barney is located at 388 Greenwich Street, New York, New York 10013; and First Data is located at 53 State Street, Boston Massachusetts 02109.

         The Annual Report of the Fund, including audited financial statements for the fiscal year ended December 31, 1996 has previously been furnished to all stockholders of the Fund. This Proxy Statement and form of proxy are first being mailed to stockholders on or about March 28, 1997. The Fund will provide additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-224-7523.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of the Board of Directors, "FOR" the ratification of the selection of independent auditors to serve for the Fund's current fiscal year, "FOR" the proposal to convert the Fund from a closed-end investment company to an open-end investment company, "FOR" the addition of a fundamental investment restriction, "FOR" approval of an amended Investment Advisory Agreement and "FOR" the adoption of the Rule 12b-1 Plan of Distribution. By voting "FOR" the proposal to convert the Fund to an open-end investment company, a stockholder will also be deemed to be voting "FOR" approval of the Fund's Amended and Restated Articles of Incorporation which enables the Fund to establish multiple classes of shares (the "Multi-Class

Distribution System") and changes the Fund's name to "Smith Barney Disciplined Small Cap Fund, Inc.". Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting. For purposes of determining the presence of a quorum for the purpose of transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval.

         THE FUND WILL NOT CONVERT TO AN OPEN-END INVESTMENT COMPANY UNLESS THE REQUIRED FAVORABLE VOTE OF STOCKHOLDERS IS OBTAINED ON PROPOSAL NOS. 3, 4, 5 AND 6: THE PROPOSAL TO CONVERT TO AN OPEN-END INVESTMENT COMPANY; THE PROPOSAL TO ADOPT AN ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTION; THE PROPOSAL TO APPROVE THE AMENDED INVESTMENT ADVISORY AGREEMENT; AND THE PROPOSAL TO ADOPT A PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1. IF ANY OF THESE FOUR PROPOSALS IS REJECTED, THE FUND WILL CONTINUE AS A CLOSED-END INVESTMENT COMPANY.

         The Board of Directors has fixed the close of business on February 10, 1997 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Fund Record Date will be entitled to one vote on each share held, with no cumulative voting rights. As of the close of business on February 10, 1997, the Fund had 4,300,950 outstanding shares of common stock, par value $.001 per share, the only authorized class of stock of which 4,200,729.822 (or 97.6%) were held in accounts but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. At the close of business on February 10, 1997, the following persons owned more than 5% of the outstanding shares of the Fund: Stevenson Capital Management (2420 Sand Hill Road, Suite 101, Menlo Park, CA 94025), Bowling Portfolio Management, Inc. (2651 Observatory Avenue, Cincinnati, OH 45208) and David E. Ware & Associates, Incorporated (P.O. Box 4330, 862 Oak Hill Road, Barrington, IL 60011). As of the record date, the officers and Board members beneficially owned less than 1% of the outstanding shares of the Fund.

         As of the Record Date, to the knowledge of the Board of Directors, no shares of Smith Barney or its ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940 (the "1940 Act")).

         In the event that sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, and whether or not a quorum exists, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                          Proposal No. 1 ELECTION OF DIRECTORS

         The Board of Directors is classified into three classes. The Directors serving in Class I have terms expiring at the Annual Meeting; each Class I director has been nominated by the Board of Directors for re-election at the Meeting to serve until the 2000 Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

         The Board of Directors of the Fund knows of no reason why any of these Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth below: All of the nominees are currently directors. Mr. Fleiss has served in such capacity since the Fund commenced operations. Mr Hardin became a director in 1994, and Ms. Bibliowicz became a director in 1995. Except as indicated each individual has held the office shown or other offices in the same company for the last five years. Directors affiliated with Smith Barney and considered an "interested person" as defined in the 1940 Act are indicated by an asterisk (*).


         CLASS I DIRECTORS
---------------------------------------------------------------------------------------------------------
                                      PRINCIPAL OCCUPATION                   NUMBER AND PERCENTAGE
                                     DURING PAST FIVE YEARS,              OF FUND SHARES BENEFICIALLY
           NAME                    OTHER DIRECTORSHIPS AND AGE              OWNED FEBRUARY 10, 1997
---------------------------------------------------------------------------------------------------------

Joseph H. Fleiss            Retired;   Director  of  ten   investment              2,000(a)
Director Since 1989         companies  associated  with Smith Barney.           (less than 1%)
                            Formerly,   Senior  Vice   President   of
                            Citibank,   Manager  of  Citibank's  Bond
                            Investment  Portfolio and Money Desk, and
                            a Director  of Citicorp  Securities  Co.,
                            Inc.; 79.
---------------------------------------------------------------------------------------------------------
Paul Hardin                 Interim   President  of   University   of                None
 Director Since 1994        Alabama at  Birmingham;  Professor of Law
                            at the  University  of North  Carolina at
                            Chapel    Hill;    Director   of   twelve
                            investment   companies   associated  with
                            Smith   Barney  and  a  Director  of  The
                            Summit     Bancorporation.      Formerly,
                            Chancellor  of the  University  of  North
                            Carolina at Chapel Hill; 65.
---------------------------------------------------------------------------------------------------------
Jessica Bibliowicz          Executive   Vice   President   of   Smith                None
 Director Since 1995        Barney;  Chairman  of the  Board of Smith
                            Barney  Mutual  Funds  Management,   Inc.
                            ("SBMFM");  Director of twelve investment
                            companies  associated  with Smith Barney;
                            President   of    forty-two    investment
                            companies  associated  with Smith Barney.
                            Prior to January 1994,  Director of Sales
                            and  Marketing  for   Prudential   Mutual
                            Funds; 37.
---------------------------------------------------------------------------------------------------------

         The remainder of the Board constitutes the Class II and Class III directors, none of whom will stand for election at the Meeting, as their terms will expire in 1998 and 1999, respectively.


         CLASS III DIRECTORS
---------------------------------------------------------------------------------------------------------
                                      PRINCIPAL OCCUPATION                   NUMBER AND PERCENTAGE
                                     DURING PAST FIVE YEARS,              OF FUND SHARES BENEFICIALLY
           NAME                    OTHER DIRECTORSHIPS AND AGE              OWNED FEBRUARY 10, 1997
---------------------------------------------------------------------------------------------------------

Donald R. Foley             Retired;   Director  of  ten   investment                None
Director Since 1989         companies  associated  with Smith Barney.
                            Formerly  Vice  President  of Edwin  Bird
                            Wilson, Incorporated(advertising); 74.
---------------------------------------------------------------------------------------------------------
John P. Toolan              Retired:   Director  of  ten   investment                None
 Director Since 1989        companies  associated  with Smith Barney;
                            Director   of   John    Hancock    Funds.
                            Formerly  Director  and  Chairman  of the
                            Smith Barney Trust  Company,  Director of
                            Smith   Barney  Inc.   and  the  Manager.
                            Prior  to  1992,  Senior  Executive  Vice
                            President,  Director  and  Member  of the
                            Executive Committee of Smith Barney; 66.
---------------------------------------------------------------------------------------------------------
Heath B. McLendon*          Managing   Director   of  Smith   Barney;                2,000
 Director Since 1995        Chairman    of    forty-two    investment           (less than 1%)
                            companies  associated  with Smith Barney;
                            Chairman  of the  Board of  Smith  Barney
                            Strategy  Advisers Inc.; and President of
                            SBMFM.   Prior  to  July   1993,   Senior
                            Executive   Vice  President  of  Shearson
                            Lehman  Brothers  Inc.;  Vice Chairman of
                            Shearson Asset Management; 63.
---------------------------------------------------------------------------------------------------------

         CLASS II DIRECTORS
---------------------------------------------------------------------------------------------------------
                                      PRINCIPAL OCCUPATION                   NUMBER AND PERCENTAGE
                                     DURING PAST FIVE YEARS,              OF FUND SHARES BENEFICIALLY
           NAME                    OTHER DIRECTORSHIPS AND AGE              OWNED FEBRUARY 10, 1997
---------------------------------------------------------------------------------------------------------

Francis P. Martin           Practicing  physician;  Director  of  ten                None
Director Since 1989         investment   companies   associated  with
                            Smith Barney.  Formerly  President of the
                            Nassau Physicians' Fund, Inc.; 72.
---------------------------------------------------------------------------------------------------------
Roderick C. Rasmussen       Investment  Counselor;  Director  of  ten                None
 Director Since 1989        investment   companies   associated  with
                            Smith  Barney.  Formerly  Vice  President
                            of Dresdner and Company Inc.  (investment
                            counselors); 70.
---------------------------------------------------------------------------------------------------------
Bruce D. Sargent            Managing  Director of Smith  Barney,  and               863(a)
 Director Since 1991        Vice  President  and  Director  of SBMFM,           (less than 1%)
                            Smith  Barney  Funds,   Inc.,  and  Smith
                            Barney World Funds, Inc.; 53.
---------------------------------------------------------------------------------------------------------
         (a)  Represents shares owned by members of the director's family.

         As of February 10, 1997, all directors and officers as a group (17 persons) beneficially owned less than 1% of the shares outstanding of the Fund.

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act each requires the Fund's officers and directors, persons who own more than ten percent of a registered class of the Fund's equity securities, and certain other entities to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it, except for a late filing of a Statement of Changes in Beneficial Ownership of Securities for John Toolan, the Fund believes that, during fiscal year 1996, all filing requirements applicable to such persons were complied with.

         The Fund has no compensation or nominating committee of the Board of Directors or any committee performing similar functions. The Fund has an audit committee of all the directors who are not interested persons of the Fund or Smith Barney (the "Independent Directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

         Eight meetings of the Board of Directors of the Fund were held during the last fiscal year, four of which were regular meetings. The audit committee held one meeting during the same period. In the last fiscal year no director attended less than 75% of these meetings of the Board that were held.

         Only the Independent Directors receive remuneration from the Fund for acting as a director. Aggregate fees of $5,000 were paid to such directors by the Fund during the fiscal year ended December 31, 1996. Fees for Independent Directors who are directors of a group of funds sponsored by Smith Barney are set at $42,000 per annum and are allocated based upon relative net assets of each fund in the group. In addition, these directors receive $100 per fund or portfolio for each Board meetings attended plus travel and out-of pocket expenses incurred in connection with Board meetings. The Board meeting fees and the out-of-pocket expenses are borne equally by each individual fund or portfolio in the group. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Travelers Investment Management Company ("TIMCO"), the Fund's investment manager, or by Smith Barney.

         The following table sets forth for the fiscal year ended December 31, 1996, compensation paid by the Fund to each incumbent director.

----------------------------------------------------------------------------------------------------------------------
                                                 Compensation Table
----------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                              Total Compensation            Number of
                               Aggregate         Pension or Retirement          from Fund and        Funds for Which Director
                             Compensation       Benefits Accrued as part         Fund Complex                 Serves
     Name of Person            from Fund            of Fund Expenses          Paid to Directors        Within Fund Complex
                                                      -
--------------------------------------------------------------------------------------------------------------------------------

Jessica Bibliowicz*                  $  0                   $0                        $ 0                        12
--------------------------------------------------------------------------------------------------------------------------------
Joseph H. Fleiss+                     828                   0                       58,500                      10
--------------------------------------------------------------------------------------------------------------------------------
Donald R. Foley+                      828                   0                       58,300                      10
--------------------------------------------------------------------------------------------------------------------------------
Paul Hardin+                          956                   0                       76,850                      12
--------------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon*                      0                   0                          0                        42
--------------------------------------------------------------------------------------------------------------------------------
Francis P. Martin                     856                   0                       58,300                      10
--------------------------------------------------------------------------------------------------------------------------------
Roderick C. Rasmussen                 856                   0                       58,500                      10
--------------------------------------------------------------------------------------------------------------------------------
Bruce D. Sargent*                       0                   0                          0                         3
--------------------------------------------------------------------------------------------------------------------------------
John P. Toolan+                       856                   0                       58,500                      10
--------------------------------------------------------------------------------------------------------------------------------
C. Richard Youngdahl                  856                   0                       58,500                      10
--------------------------------------------------------------------------------------------------------------------------------
* Designates an "interested director".
+ Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following payment of some or all of their compensation: Joseph H. Fleiss - $828; Donald P. Foley - $828; Paul Hardin -
$956; John P. Toolan - $856.


         The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                Offices and Positions            Period                 Principal Occupations During
          Name                     Held with Fund                Offices                  Past Five Years and Age

Heath McLendon             Chairman and                     1995 to date        (see table of directors above)
                           Chief Executive Officer

Jessica Bibliowicz         President                        1995 to date        (see table of directors above)

Lewis E. Daidone           Senior Vice                      1990 to date        Managing Director of Smith Barney; Director
                           President and Treasurer                              and Senior Vice President of SBMFM; and
                                                                                Senior Vice President and Treasurer
                                                                                of the other investment companies
                                                                                associated with Smith Barney; 38.

Kent A. Kelley             Vice President                   1995 to date        Chief Executive Officer and Director of
                                                                                TIMCO; 45.

Sandip A. Bhagat           Vice President                   1995 to date        President and Director of
                                                                                TIMCO; 36.


Christina T. Sydor         Secretary                        1989 to date        Managing Director of Smith Barney; General
                                                                                Counsel and Secretary of SBMFM and
                                                                                Secretary of the other investment companies
                                                                                associated with Smith Barney; 46.

Thomas M. Reynolds         Controller and                   1991 to date        Director of Smith Barney in the Asset
                           Assistant                                            Secretary Management Division; and
                                                                                Controller and Assistant Secretary of
                                                                                certain other investment companies
                                                                                associated with Smith Barney; 36.


Vote Required

         Directors must be elected by a vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereupon, provided that a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES TO THE BOARD.


                Proposal No. 2 SELECTION OF INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for the fiscal year ended December 31, 1997 by a majority of the Independent Directors by a vote cast in person subject to ratification by the stockholders at the Meeting. KPMG also serves as the independent auditors for other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

         If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that such stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

Vote Required

         The affirmative vote of a majority of the shares present at the Meeting, in person or by proxy and entitled to vote thereupon, is required for ratification.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.


         THE FOLLOWING FOUR PROPOSALS ARE LINKED IN THAT EACH RELATES TO THE PROPOSAL TO CONVERT THE FUND TO AN OPEN-END INVESTMENT COMPANY:

 Proposal No. 3 - CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY,
                  INCLUDING AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION, CHANGE IN THE FUND'S NAME, AND IMPLEMENTATION OF THE MULTI-CLASS DISTRIBUTION SYSTEM;

 Proposal No. 4 - ADOPTION OF AN ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTION;

 Proposal No. 5 - AMENDMENT OF THE CURRENT INVESTMENT ADVISORY AGREEMENT
                  CONSISTENT WITH THE CONVERSION TO AN OPEN-END INVESTMENT COMPANY; AND

 Proposal No. 6 - APPROVAL OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1.


THE FUND WILL NOT CONVERT TO AN OPEN-END INVESTMENT COMPANY UNLESS THE
REQUIRED FAVORABLE VOTE OF STOCKHOLDERS IS OBTAINED ON PROPOSAL NOS. 3, 4, 5 AND
6. IF ANY OF THESE FOUR PROPOSALS IS REJECTED, THE FUND WILL CONTINUE TO OPERATE AS A CLOSED-END INVESTMENT COMPANY.


                   Proposal No. 3 CONVERSION OF THE FUND FROM
                        A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

         The following is a proposal to convert the Fund from a closed-end investment company to an open-end investment company. If the proposed conversion of the Fund is approved, stockholders will be permitted to redeem their shares for cash at any time (except in certain circumstances authorized by the 1940
Act) at the net asset value of such shares next determined after the tender for redemption, instead of having to sell at a price set in the market. Upon converting to an open-end investment company, the Fund also would commence a continuous offering of its shares and would no longer list its shares on the American Stock Exchange. These changes in the manner of offering and repurchase of Fund shares may result in certain modifications in management of the Fund, including higher expenses. For example, when cash in-flows are not sufficient, the Fund may hold a greater percentage of its assets in temporary investments or may be required to liquidate portfolio securities in order to meet redemption requests. In such circumstances, the performance of the Fund may be affected. The Fund's investment objective and investment policies will remain essentially unchanged. See Proposal No. 4 below for a description of the Fund's proposal to adopt an additional fundamental investment restriction.

Background of the Proposal

         When the Fund was organized in 1990, it was determined that using a closed-end investment company structure, rather than an open-end structure, was the most appropriate form of organization for the Fund. Closed-end investment companies differ from open-end investment companies in that closed-end investment companies have a permanent capital base, while open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out- flows that can complicate portfolio management, especially in the early years of operation. Conversely, closed-end investment companies do not face the prospect of having to maintain cash positions or liquidate portfolio holdings to meet redemptions.

         At the same time, however, stockholders should recognize that the shares of closed-end investment companies frequently trade at a discount from their net asset value. As the following table indicates, except for a period immediately following the commencement of the Fund's operations and briefly at the end of 1996, when the shares traded at a slight premium, the shares of the Fund have traded at a discount from their net asset value.

                           Price at          NAV at         Premium (+)

          Period          Quarter-End      Quarter-End     Discount (-)

           1990
        1st Quarter*       $11 5/8          $11.10               +5%
        2nd Quarter         11               11.40               -4
        3rd Quarter          7 3/4            9.22              -16
        4th Quarter          8 3/8            9.32              -10
           1991
        1st Quarter          9 1/8            10.70             -15
        2nd Quarter          9 3/8            10.61             -12
        3rd Quarter          9 3/8            10.85             -14
        4th Quarter          8 7/8            10.34             -14
           1992
        1st Quarter         10 1/2            11.88             -12
        2nd Quarter          9 1/4            10.65             -13
        3rd Quarter          9 1/4            10.55             -12
        4th Quarter          9 7/8            11.49             -14
           1993
        1st Quarter         10                11/30             -12
        2nd Quarter          9 5/8            11.29             -15
        3rd Quarter         10 3/8            12.25             -15
        4th Quarter         10 1/2            12.50             -16
           1994
        1st Quarter         10 1/4            12.38             -17
        2nd Quarter          9 1/2            11.78             -19
        3rd Quarter          9 5/8            12.33             -22
        4th Quarter          9 1/2            11.78             -19
           1995
        1st Quarter          9 5/8            12.24             -21
        2nd Quarter         10 1/8            12.99             -22
        3rd Quarter         10 3/4            13.74             -22
        4th Quarter          9 13/16          12.15             -19
           1996
        1st Quarter         10 5/8            12.87             -17
        2nd Quarter         11 5/8            13.44             -15
        3rd Quarter         11 1/4            13.40             -16
        4th Quarter         11 1/2            12.30              -7

* For the period from January 23, 1990 (commencement of operations) to March 31, 1990.

The Board of Directors recognizes that the shares of closed-end investment companies typically may trade at significant discounts from their net asset value, and that, historically, share repurchases alone have not proven to eliminate the market discount over the long term. In addition, for the fiscal year ending December 31, 1991, the Fund instituted the policy of distributing 10% of its assets, whether or not earned, annually. This distribution policy also did not prove effective at eliminating the discount and was abandoned.

         Consequently, the Board of Directors believes that the best way to assure that stockholders of the Fund have an ongoing opportunity to realize the value of their investment is to convert the Fund to an open-end investment company. The Board believes that operating the Fund as an open-end investment company would be beneficial to the Fund and its stockholders. Through the continuous offering of its shares the Fund may have an ongoing source of new capital available for investment. Depending on the level of new share purchases as compared with share redemptions, and certain other factors, Fund assets may increase as a result of such purchases. Of course, they may also decrease if current stockholders redeem and new sales are insufficient to offset such redemptions. There is no assurance that assets will increase or expense reductions will result. It is also possible, however, that after the conversion, Fund assets may decrease and/or Fund expenses may increase. At a meeting held on December 6, 1996, the Board of Directors, including the Independent Directors, determined that conversion of the Fund to an open-end investment company (1) was feasible, because the Fund's investment objective and policies are consistent with operation as an open-end investment company, (2) would be the most effective way to eliminate the discount and (3) would, except during the period immediately following the conversion when a high level of redemptions may be expected to occur, not be likely to have a material adverse effect on the overall performance of the Fund. As described further below, at a subsequent meeting held on March 7, 1997, the Board, including the Independent Directors, also considered and approved new arrangements for the management, distribution and operation of the Fund as an open-end investment company, including an addition to the Fund's investment restrictions. Stockholders are now being asked to approve the conversion of the Fund to an open-end investment company and those additional arrangements.

Differences Between Fund Operations as an Open-End Investment Company and a Closed-End Investment Company

         The Fund is currently registered as a closed-end investment company under the 1940 Act. Closed-end investment companies neither redeem their outstanding stock nor generally engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold on national securities exchanges. The Fund's shares are currently traded on the American Stock Exchange. The Fund's shares will be delisted from this Exchange, however, if the Fund's conversion to an open-end investment company is approved.

         In contrast, open-end investment companies, commonly referred to as "mutual funds", issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund). Many mutual funds (including the Fund, if the proposed conversion is effected) also continuously issue new shares of stock to investors based on the fund's net asset value at the time of such issuance.

         Some of the other legal and practical differences between the Fund's current operation as a closed-end investment company and its operation as an open-end investment company are as follows:

         Acquisition and Disposition of Shares. Stockholders currently pay brokerage commissions in connection with the purchase and sale of Fund shares on the American Stock Exchange. If the Fund were to be converted into an open-end investment company, investors wishing to acquire shares of the Fund's common stock would be able to purchase them from or through Smith Barney, the Fund's principal underwriter (the "Distributor"). Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the then current net asset value of the shares or at such net asset value less any applicable redemption fee or contingent deferred sales charge ("CDSC"). The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund.

         Voting Rights. Stockholders will have fewer voting opportunities if the Fund converts to an open-end investment company, since the Fund ordinarily will not hold annual stockholder meetings. As discussed above, the shares of the Fund currently are listed on American Stock Exchange in order to provide a liquid trading market for Fund shares. Exchange rules generally provide for annual meetings of the stockholders of listed companies for the election of directors. The Articles of Incorporation of the Fund currently provide for one class of directors, each with a term of office of three years. If the proposal to convert the Fund to an open-end investment company is approved, the Fund's shares will be delisted and voting for the election of directors will be determined solely by reference to the 1940 Act and to Maryland corporate law.

         Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of directors elected by the stockholders were less than a majority of the total number of directors, or if a change were sought in the fundamental investment policies of the Fund, in the Investment Advisory Agreement or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (where such change involved a material increase in Fund expenses).

         Maryland law provides that, if the articles of incorporation or by-laws of either an open-end or closed-end investment company registered under the 1940 Act so provides, the company is not required to hold an annual stockholder meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act; the Fund's current Articles of Incorporation and By-Laws do not so provide. However, the Board of Directors has adopted amended By-Laws, which will go into effect if the proposal to convert the Fund to an open-end investment company is approved, that provide that the Fund will not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. Thus, the Fund does not intend to hold annual meetings in any year in which it is not so required. By not holding annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the Record Date, such costs would aggregate approximately $20,000 per year.

         While Maryland law would not require the Fund to hold annual meetings of stockholders, such law requires the directors to call a special meeting of stockholders when requested in writing to do so by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months. The amended By-Laws that will take effect if the Fund converts to an open-end investment company reduce the Maryland law requirement that stockholders entitled to cast at least 25% of the votes entitled to be cast at the special meeting request a meeting to at least 10% of the votes entitled to be cast request a meeting.

         The holders of shares of the Fund will continue to have one vote for each share held on each matter submitted to a vote of stockholders if the Fund converts to an open-end investment company. Under Maryland law and the Amended and Restated Articles of Incorporation, the Board of Directors will have the authority to increase the number of shares of any class the Fund is authorized to issue and may reclassify unissued shares into additional classes of stock and may also reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the stockholders. As discussed in the "Multi-Class Distribution System" below, the Board of Directors has approved the establishment of four classes of shares bearing different expenses specifically related to the distribution of shares of each class. The four classes will have the same rights except that each class will vote separately as a class with respect to any distribution plan applicable to such class.

         Determination of Net Asset Value. The net asset value of the Fund currently is determined after the close of business on the American Stock Exchange (generally 4:00 p.m., New York time), on the last business day in each week. SEC regulations under the 1940 Act generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. Net asset values of most such companies are published daily by leading financial publications. It is anticipated that the net asset value of the Fund will be similarly published.

         Expenses; Potential Net Redemptions. The Fund's expenses may increase upon conversion to an open-end investment company, either as a result of the cost of additional services typically required by an open-end company or because of higher operating costs. For example, transfer agency costs will likely increase as a result of the processing of ongoing purchase and redemption requests. In addition, conversion to an open-end investment company could result in immediate, substantial redemptions of Fund shares and, consequently, a marked reduction in the size of the Fund. As a result of such a decrease in size, the Fund could experience an increase in its expense ratio, i.e., the Fund's ratio of operating costs to average net assets. On the other hand, this result could be offset by new sales of the Fund's shares and reinvestment of dividends and capital gains distributions in shares of the Fund, although the experiences of other closed-end funds that have converted to open-end funds suggest that, in the short-term, redemptions exceed sales. If the Fund's asset base were to decrease, producing an increase in its expense ratio, the Fund may experience a lower return than is currently being produced. In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses) and in brokerage and other transactional expenses.

         In order to mitigate immediate redemptions and their attendant costs, the Board of Directors decided that it is in the best interests of the current stockholders to implement a 2% redemption fee for the period from declaration of effectiveness of the new open-end Fund by the SEC through the end of calendar year 1997. This temporary redemption fee, which would be paid to the Fund, is intended to moderate any adverse impact on the Fund's investment operations resulting from the possibility of satisfying a large number of redemption requests with a resulting decrease in net asset value. The implementation of a temporary redemption fee is intended to discourage current stockholders from immediately exercising their right to redeem.

         Significant net redemptions could also cause the Fund to become too small to be considered economically viable. In such circumstances, the Board of Directors would consider alternatives to continuing the Fund's operations, ranging from merger of the Fund with another investment company to liquidation of the Fund. The Fund has no plans to pursue such alternatives at this time, and any such merger or liquidation would require stockholder approval.

         Elimination of Discount. The fact that stockholders who wish to realize the value of their shares will be able to do so by redemption will eliminate any market discount from net asset value (less the temporary redemption fee). It will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If the proposal to convert the Fund to an open-end investment company is approved by the stockholders, the discount may be reduced prior to the date of such conversion to the extent investors are induced to purchase shares in the open market in anticipation of the prospect of the Fund becoming an open-end investment company.

         Dividends. The Fund intends to provide the opportunity for stockholders to elect to receive dividends and capital gains distributions in cash. There are no sales charges imposed upon dividend reinvestments. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value, rather than, as currently provided by the Fund's dividend reinvestment plan, at market value. At the time of conversion, stockholders who now participate in the Fund's dividend reinvestment plan and those not participating will receive their dividends and distributions in cash. New stockholders may elect on the purchase application either to participate in the dividend reinvestment plan or to receive their dividends and distributions in cash. If no choice is made on the application, dividends and distributions will be automatically reinvested.

         Portfolio Management. Unlike mutual funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. Most open-end funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end investment company when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund's portfolio may be restructured by selling portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents than would otherwise be maintained. In connection with any such restructuring, there may be an increase in transaction costs and portfolio turnover and an adverse effect on investment return. However, TIMCO does not expect the Fund's investment return to be materially affected in the long-term nor does it expect any significant changes in the Fund's investment policies or procedures as a result of open-ending.

         Illiquid Securities. An open-end investment company is subject to federal regulatory requirements that no more than 15% of its net assets may be invested in securities that are not readily marketable. The Fund is currently not subject to any such restriction. If the Fund is converted to a mutual fund, it will be restricted from investing more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal and contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act 1993, as amended, and privately placed commercial paper that have a readily available market will not be considered illiquid for purposes of this limitation. TIMCO will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Senior Securities and Borrowings. The 1940 Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities, representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility than mutual funds in "leveraging" of their stockholders' investments. To date, although it has the authority to do so, the Fund has neither engaged in borrowing nor issued any senior securities nor currently intends to do so. TIMCO does not believe that the greater limitations on open-end investment companies in this respect will have any effect upon the Fund's operations.

         Stockholder Services. If this Proposal is approved and the Fund becomes an open-end investment company, stockholders will have access to various services that are often available to stockholders in such a company. Such services will include participation in an exchange privilege, allowing stockholders of the Fund to exchange their shares for shares of other Smith Barney mutual funds (current stockholders effective January 1, 1998). Details of such services will be disclosed in the Fund's prospectus and statement of additional information. The cost of such services would normally be borne by the Fund rather than by individual stockholders.

         Distribution Plan. An open-end investment company, unlike a closed-end investment company, is permitted to finance activities primarily intended to result in the sale of fund shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Fund is converted to an open-end investment company, and Proposal No. 6 will have been approved by stockholders, shares of the Fund currently held by its stockholders will be designated Class A shares and will be subject to a Rule 12b-1 plan of distribution providing for the Fund to pay Smith Barney a 0.25% service fee. In addition, the Fund will adopt plans of distribution pursuant to Rule 12b-1 with respect to the Fund's proposed Class B and Class C shares in order to pay for the costs incurred in distributing such shares and providing ongoing stockholder account maintenance. See Proposal No. 6 below.

         Minimum Investment and Involuntary Redemptions. If the Fund is converted to an open-end fund, it will adopt requirements that an initial investment in Fund shares and any subsequent investment must be in a specified minimum amount, in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Fund expects that the minimum initial investment requirement will be $1,000 for Class A, Class B and Class C shares and $5,000,000 for Class Y shares. The Fund reserves the right to redeem all of the shares of any stockholder, other than a stockholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such stockholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. The Fund may reserve the right to waive the minimum for, among others, certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing stockholders at the time of conversion, except with respect to minimums for subsequent investments. See Proposal No. 6 below.

         Qualification as a Regulated Investment Company. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), after conversion to an open-end investment company, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its stockholders. To qualify for this treatment the Fund must currently meet several requirements, one of which is that less than 30% of the Fund's gross income in each taxable year be derived from the sale or other disposition of securities, options or futures contracts held for less than three months. TIMCO anticipates that the Fund will continue to be able to meet this requirement after the conversion. No assurance exists, however, that this requirement will be met under all possible circumstances, particularly if the Fund is required to sell recently acquired portfolio securities because of unexpectedly large net redemptions or large influxes of cash followed within a short time by significant redemptions of Fund shares.

Conversion to an Open-End Investment Company

         If the proposed conversion to an open-end investment company is approved, the Board will take such other actions as are necessary to effect the conversion. The conversion of the Fund to an open-end investment company will be accomplished by: (i) the filing of an Amended and Restated Articles of Incorporation for the Fund with the Maryland State Department of Assessments and Taxation and (ii) changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. In addition, since shares of an open-end investment company are offered to the public on a continuous basis, the Fund will enter into a Distribution Agreement with the Distributor with respect to each of Class A, Class B, Class C and Class Y shares in a form approved by the Board, including a majority of the Independent Directors. A registration statement under the Securities Act of 1933, as amended, covering the offering of the shares of the Fund and appropriate state securities law qualifications will be filed, and, if conversion is approved, the Fund will file the Amended and Restated Articles of Incorporation with the State Department of Assessments and Taxation of Maryland. (Conversion of the Fund to open-end status is not, however, conditioned upon prior or simultaneous receipt of regulatory approvals or entry into contractual arrangements regarding the sale of Fund shares.)

         Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement and prospectuses as required by federal securities laws (including printing and mailing costs), the incremental costs of preparing this Proxy Statement as a result of the consideration at the Meeting of the non-routine matters and legal fees and accounting fees related to the foregoing. The Fund estimates that these additional costs, which will be paid by the Fund, will be approximately $10,000. Management anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.

         Neither the Fund nor its stockholders will realize any gain or loss for tax purposes as a result of the Fund's conversion. However, the stockholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax bases of their shares. Payment for any such redemption (less any applicable redemption fee, such as the temporary 2% redemption fee described above) will be made within seven days after receipt of a proper request for redemption, in accordance with redemption procedures as will be specified in the prospectus. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist. The Board of Directors also reserves the right to redeem Fund shares in kind. If redemptions are made in kind, a stockholder would incur transaction costs in disposing of any securities received. The Board has no current intention to redeem Fund shares in kind.

Amendment of the Fund's Articles of Incorporation

         It is intended that if the proposed conversion to an open-end investment company is approved, the Fund will be organized as set forth in the Fund's Amended and Restated Articles of Incorporation, in the form approved by the Board of Directors at their meeting on, March 7, 1997. A copy of the Amended and Restated Articles of Incorporation, which reflect the amendments contemplated by this Proposal No. 3, is attached hereto as Exhibit A. The Amended and Restated Articles of Incorporation rename the Fund as "Smith Barney Disciplined Small Cap Fund, Inc.", increase the authorized capital stock to 100,000,000 for each of A, B, C and Y Classes shares of common stock, par value $ .001 per share, authorize the issuance of multiple classes of redeemable securities at net asset value and provide that the Fund's outstanding common stock will be redeemable at the option of the stockholders. In connection with such Amended and Restated Articles of Incorporation, the Board of Directors has adopted new By-Laws, which will go into effect upon conversion to an open-end company, reflecting the necessary conforming changes.

         If Proposal No. 3 is approved by the stockholders, the proposed Amended and Restated Articles of Incorporation are expected to be filed with the State of Maryland to become effective simultaneously with the conversion. Such filing will not be made, however, until shortly before a registration statement under the Securities Act of 1933 covering the offering of the shares of the Fund is anticipated to become effective.

         Implementation Of The Multi-Class Distribution System. In connection with the conversion of the Fund to an open-end investment company, the Fund proposes the implementation of the Multi-Class Distribution System to permit the Fund to provide investors with several different purchase alternatives. These alternative purchase arrangements permit each investor to choose the method of purchasing shares that is most beneficial given the amount of the investor's investment, the length of time the investor expects to hold Fund shares, and other relevant circumstances.

         On March 7, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, considered and approved the Multi-Class Distribution System and an amendment to the Articles of Incorporation in order to implement the Multi-Class Distribution System. In so doing, the Board of Directors considered several factors, including that implementation of the Multi-Class Distribution System would (i) enable investors to choose the purchasing option which best suits their individual situation, thereby encouraging current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its stockholders, (ii) facilitate distribution of the Fund's shares, and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

         In connection with the Multi-Class Distribution System, the Fund intends to designate Class A, Class B, Class C and Class Y shares. Under the Multi-Class Distribution System, stockholders may choose from four purchase alternatives, as described below.


------------------------------------------------------------------------------------------------------------

Class A:            Class A shares are sold at net asset  value plus an initial  sales  charge of up to 5%
                    and are subject to an annual  service fee of 0.25%.  The initial  sales  charge may be reduced or waived for certain  purchases.  Certain purchases will be made at net asset value with no initial sales charge,  but will be subject to a 1.00% CDSC if the shares are redeemed within 12 months of purchase.  In addition,  current stockholders will be subject to the 2% redemption charge until the end of 1997.
------------------------------------------------------------------------------------------------------------
Class B:            Class B  shares  are  sold at net  asset  value  subject  to a  maximum  CDSC of 5.00%
                    declining  to zero by 1.00%  each year  after the date of  purchase.  This CDSC may be waived for certain  redemptions.  Class B shares are subject to an annual  service fee of 0.25%, and an annual  distribution fee of 0.75%, of average daily net assets of the
                    Class B shares.  Approximately eight years after issuance, Class B shares will convert automatically into Class A shares. Upon conversion, such shares will no longer be subject to an annual distribution fee.
------------------------------------------------------------------------------------------------------------
Class C:            Class C shares are sold at net asset value with no initial sales charge, but are subject to an annual service fee of 0.25%, and an annual distribution fee of 0.75%, of average daily net assets of the Class C shares.  Investors will pay a CDSC of 1.00% if they redeem
                    Class C shares within one year of purchase.
------------------------------------------------------------------------------------------------------------
Class Y:            Class Y shares are only available to investors meeting an initial investment minimum of
                    $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC and are not subject to any service or distribution fees.
------------------------------------------------------------------------------------------------------------

         The implementation of the Multi-Class Distribution System will not affect the net asset value of a current stockholder's investment in the Fund. By providing investors with a broader choice as to the method of purchasing shares, the Board of Directors believes that it will attract a broader base of stockholders, thereby bringing more investment dollars into the Fund which will benefit the holders of each Class of shares by facilitating the management of the Fund's portfolio and by reducing the operating expense ratio of the Fund.

         If the conversion to an open-end investment company is approved, the currently issued and outstanding shares of common stock will be reclassified as Class A shares. If the conversion to an open-end investment company is approved, a current stockholder of the Fund will hold Class A shares in his or her stockholder account and will be eligible to purchase additional Class A shares of the Fund.

         Each Class A, Class B, Class C and Class Y share will represent identical interests in the investment portfolio of the Fund except that (i) Class A, Class B, and Class C shares would bear the expenses of the applicable Rule 12b-1 plan payments and account maintenance fees, expenses of deferred sales arrangements and stockholder servicing costs attributable solely to a particular class and any other incremental expenses subsequently identified that should be properly allocated to such class; (ii) the stockholders of each Class subject to a Rule 12b-1 plan would have exclusive voting rights with respect to the Rule 12b-1 plan pursuant to which, in conjunction with any CDSC, deferred charges would be paid; and (iii) the Classes would have exchange privileges with other Smith Barney Mutual Funds pursuant to terms to be described in the Fund's prospectus and statement of additional information.

Vote Required

         The proposal regarding a change in the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company, which includes amending the Fund's Articles of Incorporation, requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to be voted on the matter, voting in person or by proxy.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.


      Proposal No. 4 IF PROPOSAL NO. 3 IS APPROVED, TO APPROVE AN ADDITIONAL
                      FUNDAMENTAL INVESTMENT RESTRICTION

         The Fund has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board of Directors if it deems such changes to be in the best interest of the Fund and its stockholders. In addition to investment restrictions, the Fund operates pursuant to an investment objective and investment policies that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. The investment objective and investment policies of the Fund will be essentially unaffected by the adoption of the proposed investment restrictions. The investment policies of a Fund are non-fundamental and may not be changed unless and until (i) the Board of Directors authorizes a change by resolution and (ii) the prospectus of the Fund is amended to reflect the change and to include any appropriate additional disclosure.

         In connection with its conversion to an open-end investment company, the Board proposes that the stockholders approve the addition of the investment restriction set forth below. Adoption of the additional investment restriction is intended to implement the open-end Fund's change in classification to a diversified investment company and is not expected to affect materially the current operations of the Fund.

         Under the proposed additional fundamental investment restriction, the Fund may not:

                  10. Purchase any security (other than U.S. obligations) such that (a) more than 25% of the Fund's total assets would be invested in securities of a single issuer or (b) as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer or (ii) the Fund would own more than 10% of the voting securities of a single issuer.

Vote Required

         The proposal to adopt an additional fundamental investment restriction requires the affirmative vote of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities).

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 4.


                  Proposal No. 5 IF PROPOSAL NO. 3 IS APPROVED,
               TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT

         Pursuant to stockholder approval on July 7, 1995, the Fund entered into an investment advisory agreement (the "current Investment Advisory Agreement"), pursuant to which TIMCO serves as the investment adviser to the Fund (the "Investment Adviser"). On June 4, 1996, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the continuation of the current Investment Advisory Agreement for a period of one year. In their consideration of this matter, the Board received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services provided to the Fund by TIMCO and comparative data with respect to the advisory and management arrangements of other investment companies.

         Stockholders are being requested to approve amending the current Investment Advisory Agreement to reflect the Fund's status as an open-end company. If stockholders approve the Fund's conversion to an open-end investment company, the current Investment Advisory Agreement will be amended as proposed (as so amended, the "Amended Advisory Agreement"). The form of Amended Advisory Agreement (with deletions from the current agreement shown in brackets and additions shown by underscoring) appears as Exhibit B to this Proxy Statement. The Amended Advisory Agreement will remain in effect for so long as it is approved annually by the Board (including a majority of the Independent Directors) and is not otherwise terminated. If, however, the Fund does not convert to an open-end investment company, the current Investment Advisory Agreement will continue in effect for the period previously approved by the Directors and thereafter, for so long as it is approved annually by such Directors.

The Current Investment Advisory Agreement

         The current Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, TIMCO is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with TIMCO, subject to review by the Board of Directors. See "Information Concerning TIMCO" below.

         Investment Advisory Fee. The current Investment Advisory Agreement provides that as compensation for its services to the Fund, TIMCO receives from the Fund a monthly fee equal to 0.75% per annum of the Fund's average daily net assets of the Fund during the month. For the fiscal year ended December 31, 1996, the investment advisory fee paid by the Fund to TIMCO aggregated $416,104. At February 28, 1997, the Fund had net assets of approximately $53.2 million. At this asset level, the Fund's annual investment advisory fee would aggregate $400,000.

         Payment of Expenses. Under the current Investment Advisory Agreement, TIMCO bears all expenses in connection with its performance as Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, without limitation, expenses for legal and auditing services, taxes, costs of printing proxies, stock certificates and stockholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer Agent, Dividend Disbursing Agent and Registrar, SEC fees, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund.

         Duration and Termination. The current Investment Advisory Agreement continues in effect from year to year if approved annually (a) by the Board of Directors of the Fund, or by a majority of the outstanding voting securities of the Fund, and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. The current Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the majority of the outstanding voting securities of the Fund.

The Amended Advisory Agreement

         On March 7, 1997, a majority of the Board of Directors, including a majority of the Independent Directors, approved the Amended Advisory Agreement between the Fund and TIMCO subject to the approval by the stockholders of the conversion of the Fund to an open-end investment company. Upon effectiveness of the conversion of the Fund to an open-end investment company, the current Investment Advisory Agreement will be terminated and the Amended Advisory Agreement will become effective.

         The terms of the Amended Advisory Agreement are essentially the same as the terms of the current Investment Advisory Agreement, except that under the Amended Advisory Agreement, the advisory fee payable to TIMCO by the Fund will be accrued daily and paid monthly at the annual rate of 0.65% of the Fund's average daily net assets (whereas the rate under the current Investment Advisory Agreement of 0.75%).

Information Concerning TIMCO

         TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc. ("SBHI"). On December 30, 1994, SBHI, a wholly owned subsidiary of The Travelers Inc. (which subsequently changed its name to Travelers Group Inc.) bought the outstanding common stock of TIMCO. TIMCO currently manages approximately $1.3 billion for pension funds, registered investment companies and variable annuity funds. TIMCO was founded over 25 years ago as an investment adviser responsible for providing investment advice to investment companies and pension fund accounts. The investment professionals at TIMCO have extensive experience in developing and managing equity portfolios with objectives similar to the Fund's objectives.

         TIMCO serves as an investment adviser to a number of institutional accounts as well as various registered investment companies and insurance company separate accounts. Specifically, TIMCO acts as an investment adviser to Series Index Fund and acts as sub-adviser to the Managed Assets Trust and as investment manager to the following insurance company separate accounts: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

         Securities held by the Fund may also be held by or be appropriate investments for other TIMCO Advised Funds or by investment advisory clients of TIMCO. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other investment company or advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective investment companies and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of TIMCO during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Set forth below is the name, address and principal occupation of each principal executive officer and director of the Investment Adviser. The officers of the Fund are listed under "Compensation of Directors and Officers" and "Officers of the Fund" in Proposal No. 1 above. The business address of TIMCO and Messrs. Kelley and Bhagat is One Tower Square, Hartford, CT 06183-2030. The business address of Messrs. Lane, McLendon, Day and Rosenbaum is 388 Greenwich Street, New York, N.Y. 10013.

---------------------------------------------------------------------------------------------------------------------------

               NAME                         POSITION(S) WITH TIMCO                      PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------------

Jeffrey B. Lane                              Chairman of the Board          Vice Chairman of Travelers Group Inc.

---------------------------------------------------------------------------------------------------------------------------
Kent A. Kelley                               Director and Chief Executive   Chief Executive Officer and Portfolio Manager
                                             Officer

---------------------------------------------------------------------------------------------------------------------------
Sandip A. Bhagat                             Director and President         President and Portfolio Manager

---------------------------------------------------------------------------------------------------------------------------
Heath B. McLendon                            Director                       Managing Director of Smith Barney Inc.

---------------------------------------------------------------------------------------------------------------------------
Michael J. Day                               Treasurer                      Executive Vice President and Controller of
                                                                            Smith Barney Inc.
---------------------------------------------------------------------------------------------------------------------------
Michael F. Rosenbaum                         Corporate Secretary            General Counsel-Asset Management of Smith
                                                                            Barney Inc

---------------------------------------------------------------------------------------------------------------------------

                                      -25-
Vote Required

         The proposal to approve the Amended Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities).

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 5.

                  Proposal No. 6 IF PROPOSAL NO. 3 IS APPROVED,
                 TO APPROVE THE ADOPTION OF A PLAN OF DISTRIBUTION
                    PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT

         At a meeting called for the purpose and held on March 7, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the adoption of a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Board of Directors recommends the Plan to the stockholders of the Fund for approval at the Meeting. The purpose of the Plan is to create incentives for the financial advisers of Smith Barney (the Distributor) and other qualified broker-dealers to provide distribution assistance to their customers who are investors in the shares of the Fund and to defray the costs and expenses, including the payment of account servicing fees, of the services provided and activities undertaken to distribute shares of the Fund and to provide personal service to stockholders.

         In considering whether or not to approve the Plan, the Directors reviewed, among other things, the nature and scope of the services to be provided by the Distributor, the purchase options that may be available to stockholders if the Multi-Class Distribution System described under Proposal No. 3 is approved by the stockholders and the potentially higher fees payable to the Distributor if the Plan is adopted. The Board also considered the potential benefits of the Plan to stockholders. The Directors took into account the competitive market environment which the Fund will operate in as an open-end investment company. More specifically, the Directors recognized the need to provide adequate compensation to broker-dealers who serve existing stockholders or offer the Fund to prospective investors. Without such service, the Fund would be subject to a significant risk that it would not maintain or increase its assets, threatening the viability of the Fund as an open-end investment company.

In considering the payment of service fees at the rate of 0.25% of the average net assets of the Class A shares (including those which will be held by current stockholders), the Directors took into account that fact that many investors hold shares through broker-dealers other than Smith Barney and that, without service fees, such broker-dealers have little incentive not to recommend redemption. The Board viewed implementation of this fee with respect to current stockholders as a way to protect the Fund from the possibility that, without such an economic incentive for individual account executives not associated with Smith Barney, a substantial number of such brokers would encourage their clients to redeem their shares immediately with disastrous results to the Fund's expense ratio and the future of the Fund in general as assets precipitously decline. Accordingly, the Class A share service fee should be viewed as a defensive measure, as well as an affirmative incentive to attract new investors.

         Based upon their review, the Directors, including a majority of the Independent Directors, determined that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders.

         Under the Plan, the Fund will pay to Smith Barney a service fee at the annual rate of 0.25% of the average net assets of each of Class B and Class C shares (as well as Class A shares). Also, with respect to Class B and Class C shares, the Fund will pay to Smith Barney an asset-based sales charge at the annual rate of 0.75% of the average net assets of each such Class. Amounts payable by each Class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

         The Plan provides that the amount payable by a particular Class may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to financial consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such financial consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other broker-dealers and (8) interest and/or carrying charges. Asset-based sales charges and shareholder servicing fees and the activities of Smith Barney carried out in respect of the Plan will be interpreted in a manner consistent with the Rules of Fair Practice of the National Association of Securities Dealers.

         Under the Plan, Smith Barney will provide at least quarterly to the Board of Directors for its review a written report of the amounts expended for each Class and the purposes for which such expenditures were made.

         As required by Rule 12b-1 under the 1940 Act, if approved by the stockholders, the Plan will continue in effect from year to year, provided such continuance is approved at least annually by a majority of the Board of Directors and a majority of the Independent Directors by votes cast in person at a meeting called for the purpose of voting on the continuation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the outstanding voting securities of the Fund affected by the Plan. All material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time without payment of any penalty by vote of a majority of the Independent Directors of the Fund or by the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to such Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). So long as the Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of the Independent Directors. If the Plan is terminated or not continued, there will be no further payments of any amounts except those previously accrued.

Vote Required

         The proposed Plan requires the affirmative vote of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities).

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 6.


                                    EXPENSES

         The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

         In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

                                   OTHER  MATTERS

         The Board of Directors of the Fund knows of no business other than that mentioned in Proposal Nos. 1 through 6 of the Notice which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment in the interest of the Fund taking into account all relevant circumstances.

                             ANNUAL REPORT DELIVERY

         The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1996 to any stockholder upon request. Such requests should be directed to the Fund at 388 Greenwich Street, New York, New York, 10013, (800) 224-7523, or by contacting a Smith Barney Financial Consultant.


                             STOCKHOLDER PROPOSALS

         A stockholder proposal intended to be presented at any subsequent meeting of stockholders of the Fund must be received by the Fund in a reasonable time before the Board of Directors' solicitation relating to such meeting is to be made in order to be considered in the Fund's Proxy Statement and form of proxy relating to the Meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. If Proposal No. 3 is approved and the Fund is converted to open-end status, the Fund does not intend to hold annual meetings of stockholders unless otherwise required by law.

                                              By Order of the Board of Directors

                                              Christina T. Sydor
                                              Secretary
Dated: March 28, 1997

                                                              EXHIBIT A
                        THE INEFFICIENT-MARKET FUND, INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT


         THE INEFFICIENT-MARKET FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The name of the Corporation is THE INEFFICIENT-MARKET FUND, INC. The Corporation desires to amend and restate its Articles of Incorporation as currently in effect. The original Articles of Incorporation were filed with the State of Maryland on September 19, 1989.

         SECOND: These Articles of Amendment and Restatement contain a provision changing the name of the Corporation from "The Inefficient-Market Fund, Inc." to "Smith Barney Disciplined Small Cap Fund, Inc."

         THIRD: Pursuant to Section 2-609 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement restate and amend the provisions of the Articles of Incorporation of the Corporation.

         FOUR: The text of the Articles of Incorporation of the Corporation is hereby restated to read in its entirety as follows:

         [NOTE: Deletions from the current Articles of Incorporation of the Fund are indicated below by [brackets], and additions to the current Articles are underlined.]:

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.

                                  ARTICLE [II]I

                                      NAME

         The name of the corporation is [THE INEFFICIENT-MARKET FUND, INC.] SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.

                                ARTICLE [III] II

                               PURPOSES AND POWERS

         The purpose for which the Corporation is formed is to act as an investment company of the open-end management type registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "1940 Act") and to exercise and generally to enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.

                                ARTICLE [IV] III

                       PRINCIPAL OFFICE AND RESIDENT AGENT

         The post office address of the place at which the principal office of the Corporation in the State of Maryland is located is c/o The
Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21201.

         The name of the Corporation's resident agent is The Corporation Trust Incorporated, and its post office address is 32 South Street, Baltimore, Maryland 21201. Said resident agent is a corporation of the State of Maryland.

                                 ARTICLE [V] IV

                                  CAPITAL STOCK

         Section 1. The total number of shares of capital stock that the Corporation has authority to issue is [100,000,000] 400,000,000 shares, [all of one class called Common Stock,] of the par value of .001 per share, and of the aggregate par value of [$100,000] $400,000. 100,000,000 of the authorized shares of Common Stock of the Corporation are designated as Class A Common stock, 100,000,000 of such shares are designated as Class B Common Stock, 100,000,000 of such shares are designated as Class C Common Stock and 100,000,000 of such shares are designated as Class Y Common Stock. Each share of Common Stock previously issued and outstanding on the date these amendments become effective shall be changed into a share of Class A Common Stock.

         Section 2. The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time, whether now or hereafter authorized, by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

         Section 3. The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares or fractions thereof of the Corporation's capital stock of any class, whether now or hereafter authorized, or securities convertible into shares of its capital stock of any class or classes, whether now or hereafter authorized. The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all of the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the "Holding Period(s)"),
(b) the manner in which the time for such Holding Period(s) is determined and
(c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued.

         Section 4. Unless otherwise expressly provided in the Articles of Incorporation of the Corporation, including any Articles Supplementary creating any class or series of capital stock, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes and series. Dividends on a class or series may be declared or paid only out of the net assets of that class or series. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by a class or series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each class or series of capital stock.

         Section 5. Unless otherwise expressly provided in these Articles of Incorporation and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share or fraction thereof standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class and (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote.

         Section 6. The presence in person or by proxy of the holders of record of one-third of all shares of all classes of capital stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the stockholders, except as otherwise provided by law or in these Articles of Incorporation with respect to any matter which requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a separate class shall constitute a quorum.

         Section 7. Except as provided in Section 8 of this Article [V] IV,
Section 3 of -- Article [VI] V and the penultimate sentence of Article X of these Articles of Incorporation and notwithstanding any provision of the [General Law of the State of] Maryland General Corporation Law requiring [action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater] a greater proportion than a majority of the votes of all classes or series of capital stock of the Corporation (or of any class or series entitled to vote thereon as a separate class or series) to take or authorize any action, the Corporation is hereby authorized (subject to the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, and any rules, regulations and orders issued thereunder), such action shall be valid and effective if taken or authorized by the affirmative vote of a majority of the aggregate number of shares of capital stock of the Corporation outstanding and entitled to vote thereon (or a majority of the votes entitled to be cast by holders of a class or series entitled to vote thereon as a separate class or series).

         Section 8. (1) Except as otherwise provided in subsection (2) of this
Section 8 of this Article V, the affirmative vote of at least 75% of the shares of each class of capital stock of the Corporation outstanding and entitled to vote thereupon shall be necessary to authorize any of the following actions:

                      (a) [the conversion of the Corporation to an "open-end company" or any amendment to these Articles of Incorporation to make any class of the Corporation's capital stock a "redeemable security" (as such terms are defined in the Investment Company Act of 1940)] {RESERVED};

                      (b) any merger or consolidation or share exchange of the Corporation with or into any other company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization);

                      (c) the dissolution or liquidation of the Corporation notwithstanding any other provision in these Articles of Incorporation;

                      (d) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Corporation other than in the ordinary course of the Corporation's business;

                      (e) a change in the nature of the business of the Corporation so that it would cease to be an investment company registered under the Investment Company Act of 1940; or

                      (f) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more excluding (i) sales of any securities of the Corporation in connection with a public offering thereof, (ii) issuance of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation or pursuant to a stock dividend and (iii) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation.

          (2) If the Board of Directors approves, by a vote of at least 70% of the entire Board of Directors, any action listed in paragraph (1) of this
Section 8 of Article V other than the action described in clause (1)(f), the affirmative vote of only a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon shall be necessary to authorize such action. If the Board of Directors approves by a vote of at least 70% of the entire Board of Directors an action described in clause (1)(f) of this Section 8 of this Article V, no shareholder vote shall be required to authorize such action.

          (3) The provisions of this Section 8 of this Article V may not be amended, altered or repealed except by the approval of at least 75% of the shares of each class of capital stock of the Corporation outstanding and entitled to vote thereupon.

         Section 9. No holder of shares of capital stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of capital stock k and of any other class of stock or securities of the Corporation that may hereafter be created.

         Section 10. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Articles of Incorporation and By-Laws of the Corporation. The term "Articles of Incorporation" as used herein and in the Bylaws shall be deemed to mean these Articles of Incorporation of the Corporation as from time to time amended and restated, or supplemented.

                                 ARTICLE [VI] V

                                    DIRECTORS

         Section 1. The [initial] number of directors of the Corporation shall be [two] nine, [and the names of those who shall act as such until the first annual meeting and until their successors are elected and qualify are as follows: J. Perry Ruddick and John P. Toolan.] and [The] the Bylaws of the Corporation may fix the number of Directors [at a number other than two] and may authorize the Board of Directors, by the vote of a majority of the entire Board of Directors, to increase or decrease the number of Directors up to a maximum of 12 directors, provided that in no case shall such reduction cause the removal of any director already sitting as such, nor shall the numbers of Directors be less than two, and to fill any vacancies whether created by any such increase in the number of directors or otherwise.

         Section 2. The Bylaws of the Corporation may divide the Directors of the Corporation into classes and prescribe the tenure of the office of the several classes, except that the term of office of a director may not be longer than five years, or except in the case of a substitute director, shorter than the period between annual meetings, and the term of office of at least one class shall expire each year.

         Section 3. A director may be removed only with cause, and any such removal may be made only by the affirmative vote of the holders of at least 75% of the shares of the class of the capital stock of the Corporation then entitled to vote for such director in an election of Directors.

                                ARTICLE [VII] VI

                  MANAGEMENT OF THE AFFAIRS OF THE CORPORATION

         Section 1. All corporate powers and authority of the Corporation (except at the time otherwise provided by statute, by these Articles of Incorporation or by the Bylaws) shall be vested in and exercised by the Board of Directors.

         Section 2. The Board of Directors shall have exclusive authority to make, alter or repeal from time to time any of the Bylaws of the Corporation except to the extent that the Bylaws otherwise provide.

         Section 3. The Board of Directors shall have the power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation or any of them shall be open to the inspection of stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except to the extent required by statute or permitted by the Bylaws.

         Section 4. To the extent permitted under applicable law, the Corporation may purchase shares of its capital stock upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable.

                                   ARTICLE VII

                                   REDEMPTION

         Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation.

                                  ARTICLE VIII

                              DETERMINATION BINDING

         Any determination made in good faith, so far as accounting matters are involved, in accordance with generally accepted accounting principles by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors, including a determination as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE IX

                        LIABILITY AND INDEMNIFICATION

         A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act) as currently in effect or as the same may hereafter be amended.

         Each director and each officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by Maryland General Corporation law, including the advancing of expenses, subject to any limitations imposed by the 1940 Act and the rules and regulations promulgated thereunder.

         No amendment, modification or repeal of this Article IX shall adversely affect any right or protection of a director of officer that exists at the time of such amendment, modification or repeal.

                                    ARTICLE X

                                   AMENDMENTS

         From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding stock by classification, reclassification or otherwise), and other provisions that may, under the statutes of the State of Maryland, at the time in force, be lawfully contained in articles of incorporation may be added or inserted upon vote of a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereon , including a majority of any class entitled to vote thereon. If these Articles of Incorporation specifically so provide, however, any such amendment alteration, repeal, addition or insertion may be effected only upon the vote of 75% of the shares of capital stock of the Corporation outstanding and entitled to vote thereon, including 75% of any class entitled to vote thereon. The provisions of the prior sentence may not be amended, altered or repealed except by vote of 75% of the shares of the capital stock of the Corporation outstanding and entitled to vote thereon. All rights at any time conferred upon the stockholders of the Corporation of these Articles of Incorporation are subject to the provisions of this Article X.

         These Articles of Amendment and Restatement have been effected in the manner and by the vote required by the Corporation's Articles of Incorporation and the laws of the State of Maryland. Pursuant to Section 2-604 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement were advised by the Board of Directors of the Corporation and approved by the stockholders


         IN WITNESS THEREOF, THE INEFFICIENT-MARKET FUND, INC. has caused these presents to be signed in its name and on behalf of its Chairman and Chief Executive Officer and attested by its Secretary as of the day of , 1997.

               Attest
                                       THE INEFFICIENT-MARKET FUND, INC.
                                       (a Maryland Corporation)

                                       By:


-----------------------                ------------------------------
Christina T. Sydor                     Heath B. McLendon
Secretary                              Chairman and Chief Executive Officer

                                                                    EXHIBIT B

         [NOTE: Deletions from the current Investment Advisory Agreement are indicated below by [brackets], and additions to the current Investment Advisory Agreement are underlined.]:

                       [THE INEFFICIENT MARKET FUND, INC.]
                  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.
                              AMENDED AND RESTATED
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT, made as of the day of 1997 between [THE INEFFICIENT MARKET FUND, INC.] SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC., a Maryland Corporation, (the "Fund") and Travelers Investment Management Company (the "Adviser").

                              W I T N E S S E T H:

       WHEREAS, the Fund is a [non-diversified closed-end] diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Fund has been organized for the purpose of investing its funds and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Adviser and to have the Adviser perform for it various investment management services; and the Adviser is willing to furnish such advice and services on the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

       1. The Fund hereby appoints the Adviser to act as investment adviser to the Fund on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

       2. Subject to the supervision of the Board of Directors of the Fund (the "Board"), the Adviser shall manage the investment of the Fund assets and provide investment research advice and supervision of the Fund's portfolio in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Registration Statement under the 1940 Act as it may be amended from time to time (the Fund's "Registration Statement") and subject to the following understandings:

       (a) The Adviser shall provide supervision of the Fund's investments and determine from time to time the investments or securities that will be purchased, retained, sold or loaned by the Fund, and the portion of the assets that will be invested in securities or otherwise.

         In determining the securities to be purchased or sold by the Fund, the Adviser shall place orders with respect to portfolio securities either directly with the issuer or with or through such persons, brokers (including Smith Barney Inc.) or dealers in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement or as the Board may direct from time to time. It is understood that it may be desirable for the Fund that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the best price and best execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser or its affiliates in connection with their services to other clients.

       (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

       (c) The Adviser undertakes to perform its duties and obligations under this Agreement in conformity with the Prospectus of the Fund, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board.

       (d) The Adviser shall maintain such books and records with respect to the Fund's portfolio transactions and such books and records required to be maintained by the Adviser pursuant to the Rules of the Commission under the 1940 Act and the Adviser shall render to the Fund's Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request.

       (e) The Adviser shall provide the Fund's Administrator on each business day with information relating to all transactions concerning the Fund's portfolio.

       3. The Adviser will bear all of its expenses of its employees and overhead in connection with its duties under this Agreement. It will also pay all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser.

       Except for the expenses specifically assumed by the Adviser, the Fund will pay all of its expenses, including, without limitation, fees of the directors not affiliated with the Adviser or its affiliates and board meeting expenses; fees of the Adviser and of Smith Barney Mutual Funds Management Inc. (or any successor) as the Administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend disbursing agent of the Fund; expenses of issue, repurchase or redemption of Shares; expenses of printing and mailing [share certificates,] stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Fund's custodians for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's Shares; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; [SEC and state blue sky registration fees; American Stock Exchange listing fees;] filing fees and expenses related to the registration and qualification of the Fund's shares and the Fund under Federal or State Securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements and prospectuses); fees payable to the National Association of Securities Dealers, Inc. in connection with this offering; and its other business and operating expenses.

       4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Adviser a monthly fee in arrears equal to [0.75%] 0.65% per annum of the Fund's average daily net assets during the month.

       5. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

       6. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

       7. This Agreement shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

       8. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. The investment advisory services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

       9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to the Adviser at One Tower Square, Hartford, Connecticut 06183, Attention: Chief Executive Officer; or (ii) to the Fund at 388 Greenwich Street, New York, New York 10013, Attention: Secretary.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       [11. Under a License Agreement dated December 18, 1989 between the Fund and Smith Barney Inc., Smith Barney has granted to the Fund a royalty-free, non-exclusive license to use the name "The Inefficient-Market Fund, Inc." in the United States only in connection with the operation of an investment company. It is further provided in the License Agreement that Smith Barney may use or license the above term in connection with other investment companies, subject to the requirements of the 1940 Act, or any other business enterprise during the term of such License Agreement or thereafter. The License Agreement is terminable by Smith Barney on sixty days' notice to the Fund or as soon as practicable thereafter. Upon such termination the Fund is required to change its name to one which does not include the term "Inefficient Market".]

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                           SMITH BARNEY DISCIPLINED SMALL
                                             CAP FUND, INC.

Attest:

By:                                        By:

                                           TRAVELERS INVESTMENT MANAGEMENT
                                           COMPANY

Attest:

By:                                        By:

                                                                   EXHIBIT C


                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
                                       OF
                  SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC.



         This Plan of Distribution (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by SMITH BARNEY DISCIPLINED SMALL CAP FUND, INC. (the "Fund"), subject to the following terms and conditions:

         1. With respect to Class A, Class B and Class C shares, the Fund shall pay to Smith Barney a service fee at the annual rate of 0.25% of the average net assets of each such class. With respect to Class B and Class C shares, the Fund shall pay to Smith Barney an asset-based sales charge at the annual rate of 0.75% of the average net assets of each such class. Amounts payable by each class shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Directors shall determine.

         2. The amount payable by a particular class as set forth in paragraph 1 of the Plan may be spent by Smith Barney on the following types of activities or expenses: (1) compensation to Financial Consultants whose clients are shareholders of the class; (2) the pro rata share of other employment costs of such Financial Consultants based on their gross production credits (e.g. FICA, employee benefits, etc.); (3) employment expenses of home office personnel primarily responsible for distribution of the class shares and for providing service to the class' shareholders; (4) the pro rata share of branch office fixed expenses (including branch overhead allocations); (5) media advertising or promotion; (6) printing costs of marketing materials, including prospectuses, sales literature, communications to shareholders and advertisements (including the creative costs associated therewith); (7) payments to other Broker/Dealers and (8) interest and/or carrying charges. In addition, for purposes of paragraph 1 hereof, asset-based sales charges and shareholder servicing fees and the activities of Smith Barney carried out in respect thereof shall be interpreted in a manner consistent with Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers.

         3. The Plan shall become effective upon its execution by an authorized officer of the Fund following its approval by votes of a majority of both (a) the Board of Directors of the Fund and (b) those directors of the Fund who are not "interested persons" of the Fund (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Independent Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan or any related agreements (the "Effective Date").

         4. The Plan and any related agreements shall remain in effect for one year from its Effective Date and may be continued thereafter if it is approved each year by the votes set forth in the preceding paragraph.

         5. Smith Barney shall provide to the Board of Directors of the Fund and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended for each class and the purposes for which such expenditures were made.

         6. The Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the class.

         7. The Plan may not be amended to increase materially the amount payable by a class in accordance with paragraph 1 hereof unless such amendment is approved by a "vote of a majority of the outstanding voting securities" of the class, which is defined as the vote of the lesser of (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present or represented by proxy; (2) more than 50% of the outstanding shares of the class. No material amendment to the Plan shall be made unless approved in the manner provided for initial approval in paragraph 3 hereof.

         8. While the Plan is in effect, the selection and nomination of directors who are not interested persons (as defined in the Act) of the Fund shall be committed to the discretion of the directors who are not interested persons.

         9. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, or such agreement or such report, as the case may be, the first two years in an easily accessible place.

         IN WITNESS THEREOF, the Fund has executed this Plan of Distribution on the day and year set forth below in New York, New York.


DATED: _________________ , 1997

                                       SMITH BARNEY DISCIPLINED
                                       SMALL CAP FUND, INC.



                                       By:________________________________
                                          Heath B. McLendon, Chairman

PRELIMINARY COPY

                                  FORM OF PROXY

                        THE INEFFICIENT MARKET FUND, INC.

                              388 Greenwich Street

                            New York, New York 10013

           This Proxy is Solicited on Behalf of the Directors of the Fund


         The undersigned hereby appoints HEATH B. McLENDON, LEWIS E. DAIDONE, and ROBERT M. NELSON, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of The Inefficient-Market Fund Inc. held of record by the undersigned on February 10, 1997 at a Meeting of Stockholders to be held on April 18, 1997 or any adjournment thereof.



CONTINUED AND TO BE SIGNED ON REVERSE SIDE                   [SEE REVERSE SIDE]

[ X ]    Please mark
         votes as in
         this example.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. If no direction is made, this proxy will be voted for each nominee for director and for each proposal.

PROPOSAL NO. 1

         ELECTION OF CLASS I DIRECTORS.
         Nominees:  J. Bibliowicz, J.H. Fleiss, P. Hardin

           FOR             WITHHELD
         [      ]          [      ]

(INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name on the space provided above.)

         [     ]
         For all nominees except as noted above

PROPOSAL NO. 2

         RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE FUND.

           FOR             AGAINST          ABSTAIN
         [     ]           [     ]          [     ]

PROPOSAL NOS. 3, 4, 5 AND 6

         PROPOSALS RELATED TO CONVERSION OF THE INEFFICIENT-MARKET FUND,
         INC. FROM A CLOSED-END TO AN OPEN-END MANAGEMENT INVESTMENT COMPANY.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR CONVERSION OF THE FUND TO THE PROPOSED OPEN-END INVESTMENT COMPANY STATUS

         Part A permits stockholders to vote on the four proposals presented in the Proxy Statement related to conversion of the Fund from a closed-end to an open-end management investment company as a single group. Alternatively, Part B permits stockholders to vote on each of the four proposals separately.

         Part A

         Approval of the four proposals to convert the Fund to an open-end management investment company.

           FOR             AGAINST          ABSTAIN
         [     ]           [     ]          [     ]

         Part B Do not complete this Part B if you have completed Part A above. If you have completed Part A, any votes checked in Part B will NOT be counted.

         Since the Fund will not convert to an open-end management investment company unless stockholders approve all four related Proposals below, stockholders should bear in mind, that a vote against any of these four proposals may result in the Fund not implementing any of these four proposals.

Proposal No. 3

         (1) To approve a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:
             (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company;
             (b) Approving the Fund's Amended and Restated Articles of
                 Incorporation to:
                 1. Reflect the Fund's status as an open-end investment company;
                 2. Change the Fund's name to "Smith Barney Disciplined Small Cap Fund, Inc."; and
                 3. Enable the Fund to establish multiple classes of shares to facilitate the offer and sale of Fund shares in a manner consistent with other Smith Barney mutual funds.

           FOR             AGAINST          ABSTAIN
         [     ]           [     ]          [     ]

Proposal No. 4

         (2) If Proposal No.3 is approved, to approve a change to the Fund's investment restrictions to add one restriction relating to the Fund's diversification status.

           FOR             AGAINST          ABSTAIN
         [     ]           [     ]          [     ]

Proposal No. 5

         (3) If Proposal No.3 is approved, to approve an amended Investment Advisory Agreement.

           FOR             AGAINST          ABSTAIN
         [     ]           [     ]          [     ]

Proposal No. 6

         (4) If Proposal No.3 is approved, to approve the adoption of a distribution plan pursuant to Rule 12b-1.

           FOR             AGAINST          ABSTAIN
         [     ]           [     ]          [     ]

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         [     ]
         MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

         Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:____________________________ Date:____________________

Signature:____________________________ Date:____________________